                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 9, 1999

                             HOLLYWOOD PARK, INC.
            (Exact Name of Registrant as Specified in its Charter)

Delaware                                    0-10619                        95-3667491
(State or Other Jurisdiction               (Commission                     (IRS Employer
of Incorporation)                          File Number)                  Identification No.)

330 N. Brand Boulevard, Suite 1110, Glendale, California            91203-2308
     (Address of Principal Executive Offices)                       (Zip Code)

      Registrant's telephone number, including area code:  (818) 662-5900

Item 5.  Other Events

     On December 9, 1999, Casino Magic Corp. and Boomtown, Inc., both of which are wholly owned subsidiaries of Hollywood Park, Inc. ("Hollywood Park"), executed Asset Purchase Agreements (collectively, the "Agreements") with subsidiaries of Penn National Gaming, Inc. ("Penn National"), under which those subsidiaries of Hollywood Park have agreed to sell all of the operating assets and related operations of Hollywood Park's Casino Magic Bay St. Louis and Boomtown Biloxi casino properties, respectively, to the subsidiaries of Penn National. Subject to the terms and the conditions of the Agreements, the subsidiaries of Penn National have agreed to pay $120 million in cash for the Casino Magic Bay St. Louis property, and $75 million in cash for the Boomtown Biloxi property. Copies of the Agreements are filed herewith as Exhibits 10.1 and 10.2. Penn National has guaranteed the obligations of its subsidiaries, BTN, Inc. and BSL, Inc., under the Agreements. Similarly, Hollywood Park has guaranteed the obligations of Casino Magic Corp. and Boomtown, Inc. under the Agreements. Copies of the guarantees are filed herewith as Exhibits 10.5, 10.6,
10.7 and 10.8. The foregoing descriptions are qualified in their entirety by reference to the full text of the exhibits.

     The consummation of the sale transactions is subject to, among other things, (i) approval from the Mississippi Gaming Commission, (ii) termination or expiration of the Hart-Scott-Rodino waiting period, and (iii) Penn National's ability to secure the necessary financing to consummate the transactions contemplated by the Agreements. Each sale is also contingent on the closing of the other sale transaction.

     On December 10, 1999, Hollywood Park issued a press release announcing the execution of the Agreements. A copy of the press release is attached as Exhibit
99.1 hereto and the contents thereof are hereby incorporated by reference.


Item 7.  Financial Statements, Pro Forma Information and Exhibits

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  The following are furnished as exhibits to this report:

          10.1 Asset Purchase Agreement, dated as of December 9, 1999, between BSL, Inc., and Casino Magic Corp.

          10.2 Asset Purchase Agreement, dated as of December 9, 1999, between BTN, Inc. and Boomtown Inc.

          10.3 First Amendment to Asset Purchase Agreement, dated December 17, 1999, between BSL, Inc., and Casino Magic Corp.

          10.4 First Amendment to Asset Purchase Agreement, dated December 17, 1999, between BTN, Inc. and Boomtown Inc.

          10.5 Guaranty issued by Penn National in favor of Casino Magic Corp. entered into as of December 9, 1999.

          10.6 Guaranty issued by Penn National in favor of Boomtown, Inc. entered into as of December 9, 1999.

          10.7 Guaranty issued by Hollywood Park in favor of BSL, Inc. entered into as of December 9, 1999.

          10.8 Guaranty issued by Hollywood Park in favor of BTN, Inc. entered into as of December 9, 1999.

          99.1  Press Release issued on December 10, 1999, by Hollywood Park,
                Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HOLLYWOOD PARK, INC.

Date:  December 21, 1999      By: /s/ Bruce C. Hinckley
                                  ---------------------
                                  Bruce C. Hinckley
                                  Vice President, Treasurer and
                                  Chief Financial Officer

                                 Exhibit Index
                                 -------------

Exhibit        Description
-------        -----------

10.1 Asset Purchase Agreement, dated as of December 9, 1999, between BSL, Inc., and Casino Magic Corp.

10.2 Asset Purchase Agreement, dated as of December 9, 1999, between BTN, Inc. and Boomtown Inc.

10.3 First Amendment to Asset Purchase Agreement, dated December 17, 1999, between BSL, Inc., and Casino Magic Corp.

10.4 First Amendment to Asset Purchase Agreement, dated December 17, 1999, between BTN, Inc. and Boomtown Inc.

10.5           Guaranty issued by Penn National in favor of Casino Magic Corp.
               entered into as of December 9, 1999.

10.6           Guaranty issued by Penn National in favor of Boomtown, Inc.
               entered into as of December 9, 1999.

10.7 Guaranty issued by Hollywood Park in favor of BSL, Inc. entered into as of December 9, 1999.

10.8 Guaranty issued by Hollywood Park in favor of BTN, Inc. entered into as of December 9, 1999.

99.1           Press Release issued on December 10, 1999, by Hollywood Park,
               Inc.